Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 53 (NE) Revision 2		September 1, 2007
SOW:	☑No
☐Yes
Exhibit 10.1.1
Pursuant to Instruction 2 to Item 601 of Regulation S-K, NeuStar, Inc. has filed an agreement with the Northeast Carrier Acquisition Company, LLC, which is one of seven agreements that are substantially identical in all material respects other than the parties to the agreements. North American Portability Management, LLC succeeded to the interests of Northeast Carrier Acquisition Company, LLC and each of the other entities listed below. The following list identifies the other parties to the six agreements that have been omitted pursuant to Instruction 2 to Item 601:
•	LNP, LLC (Midwest)

•	Southwest Region Portability Company, LLC

•	Western Region Telephone Number Portability, LLC

•	Southeast Number Portability Administration Company, LLC

•	Mid-Atlantic Carrier Acquisition Company, LLC

•	West Coast Portability Services, LLC
AMENDMENT
OF
AGREEMENT FOR NUMBER PORTABILITY ADMINISTRATION CENTER / SERVICE MANAGEMENT SYSTEM
FOR
LAW ENFORCEMENT AGENCY AND PUBLIC SAFETY ANSWERING POINT ACCESS

CONFIDENTIAL

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 53 (NE) Revision 2		September 1, 2007
SOW:	☑No
☐Yes

CONFIDENTIAL

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 53 (NE) Revision 2		September 1, 2007
SOW:	☑No
☐Yes
AMENDMENT
OF
AGREEMENT FOR NUMBER PORTABILITY ADMINISTRATION CENTER/SERVICE MANAGEMENT SYSTEM
FOR
LAW ENFORCEMENT AGENCY
AND
PUBLIC SAFETY ANSWERING POINT ACCESS
1. PARTIES
This Revision 2 to Amendment No. 53 (this “Amendment”) is entered into pursuant to Article 30 of, and upon execution shall be a part of, the Contractor Services Agreements for Number Portability Administration Center/Service Management System, as amended and in effect immediately prior to the Amendment Effective Date (each such agreement referred to individually as the “Master Agreement” and collectively as the “Master Agreements”), by and between NeuStar, Inc., a Delaware corporation (“Contractor”), and the North American Portability Management LLC, a Delaware limited liability company (the “Customer”), as the successor in interest to and on behalf of Northeast Carrier Acquisition Company, LLC (the “Subscribing Customer”).
2. EFFECTIVENESS AND DEFINED TERMS
This Amendment amends and restates in its entirety Amendment No. 53, as previously amended and restated by Revision 1 thereto, and shall be effective as of the 1st day of September, 2007 (the “Amendment Effective Date”), conditioned upon execution by Contractor and Customer on behalf of all the limited liability companies listed below for the separate United States Service Areas (the “Subscribing Customers”).
•	Mid-Atlantic Carrier Acquisition Company, LLC

•	LNP, LLC (Midwest)

•	Northeast Carrier Acquisition Company, LLC

•	Southeast Number Portability Administration Company, LLC

•	Southwest Region Portability Company, LLC

•	West Coast Portability Services, LLC

•	Western Region Telephone Number Portability, LLC
The number in the upper left-hand corner refers to this Statement of Work. Capitalized terms used herein without definition or which do not specifically reference another agreement shall have the meanings as defined in the Master Agreements.
3. CONSIDERATION RECITAL
In consideration of the terms and conditions set forth in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Contractor and Customer agree as set forth in this Amendment.

CONFIDENTIAL

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 53 (NE) Revision 2		September 1, 2007
SOW:	☑No
☐Yes
4. BACKGROUND
     4.1 IVR under SOW 6
As a result of number portability, it is not possible to reliably identify the service provider responsible for a telephone number. However, this service provider information is essential to law enforcement agencies and entities performing public safety answering point (PSAP) functions in the performance of their official duties. As a result Contractor and Customer issued SOW 6, under which certain data about active ported or pooled numbers — the serving carrier’s SPID and name, and the appropriate security contact name and number for the service provider — are available from an Interactive Voice Response (“IVR”) system to Users and authorized law enforcement agencies and PSAP providers.
     4.2 Request for Improved Access
Law enforcement agencies and PSAP providers approached Contractor and Customer to request a more efficient method of obtaining the same information available from the IVR under SOW 6. Therefore, Customer hereby consents to Contractor agreeing to provide to certain entities an electronic means of accessing the data already available from the IVR under SOW 6 without in any way affecting SOW 6.
     4.3 Amendment No. 53
The Parties executed Amendment No. 53, effective June 1, 2006, to amend the Master Agreement to provide qualified law enforcement agencies access to certain portions of User Data to be used by them for lawful activities. The Parties executed Revision 1 to Amendment No. 53, effective July 1, 2007, to grant PSAP providers authority to access the service provided under Amendment No. 53. This Amendment (Revision 2 to Amendment No 53) provides for certain historical data to be made available as part of the services authorized hereunder.

5.	AUTHORIZATION FOR CONTRACTOR TO PROVIDE CERTAIN USER DATA TO QUALIFIED RECIPIENTS
Customer and Contractor desire to amend the Master Agreement by this Amendment No. 53 Revision 1 to provide qualified PSAP providers, in addition to qualified law enforcement agencies, access to certain portions of User Data to be used by them for lawful activities. Accordingly, the Master Agreement is hereby amended as of the Amendment Effective Date by the deletion of Section 15.8, originally introduced by Amendment No. 53, and replacing it in its entirety as follows:
     15.8 Law Enforcement Agency and Public Safety Answering Point Entity Access
(a) Scope. Notwithstanding the foregoing provisions of this Article 15, Contractor is authorized in accordance with this Section 15.8 to provide certain information, including User Data elements, to law enforcement agencies (LEAs) and public safety answering point (PSAPs) providers (PSAP Providers), including their authorized contractors and agents, making a request to Contractor for access to such information (as more fully described below) in writing and that satisfy the requirements and conditions set forth in this Section 15.8 (such law enforcement agencies to be referred to herein as a “Qualified LEA”, such PSAP Providers to be referred to herein as “Qualified PSAP”, and collectively with Qualified LEAs

CONFIDENTIAL

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 53 (NE) Revision 2		September 1, 2007
SOW:	☑No
☐Yes
to be referred to as “Qualified Recipients”). The provision of the information identified below in Section 15.8(f)(i) to a Qualified Recipient pursuant to the requirements and conditions of this Section 15.8 shall be accomplished with the use of an LNP Enhanced Analytical Platform (“LEAP”) and referred to as the “LEAP Service.”
The LEAP Service contemplated hereunder is neither Services, Additional Services, nor an Enhancement, as those terms are defined in this Agreement. Accordingly, and for all purposes of this Agreement, the LEAP Service shall not (1) be considered in the definition of or to constitute Services, NPAC/SMS services, or Additional Services under this Agreement, or to constitute access or use of Services, NPAC/SMS services or Additional Services under this Agreement, (2) be subject to the requirements and provisions of Article 13 of this Agreement, (3) be considered in the definition of or to constitute a User Enhancement or a Custom Enhancement under this Agreement. It is the intention of the Customer and the Contractor that the LEAP Service is allowable under this Agreement and the User Agreement in furtherance of law, rule, regulation or order of the Federal Communications Commission or other regulatory agencies having jurisdiction over the NPAC/SMS Service.
Nothing in this Section 15.8 shall affect or otherwise modify SOW 6, concerning the implementation and use of the NPAC SMS IVR system.
Customer and Contractor agree that Contractor will cease providing the LEAP Service upon the issuance of any valid order of the FCC, any other regulatory agency having jurisdiction over the NPAC/SMS service or any court of competent jurisdiction (a) determining that the LEAP Service is inconsistent with or in violation of applicable law or (b) enjoining the provision of the LEAP Service, and that, following any such order, Contractor shall not provide the LEAP Service unless or until such order is rescinded, overturned or modified to permit the provision of the LEAP Service by a final order of the relevant agency, court or a reviewing court.
(b) LEAP Service Agreement. The LEAP Service shall be provided only to a Qualified Recipient, as determined in accordance with this Section 15.8, after execution and delivery of an agreement satisfying the requirements set forth in Section 15.8(f), in substantially the form of Exhibit P attached hereto and made a part hereof, and as it may be amended from time to time in accordance with or permitted by this Section 15.8 (the “LEAP Service Agreement”). Contractor shall have the right to amend or to change any provision of the LEAP Service Agreement which is not required under Section 15.8(f) and which is not otherwise in violation or breach of this Agreement, including this Section 15.8; provided, however, that Contractor shall provide Customer with at least thirty (30) days advance written notice of any such allowable change or revision to the LEAP Service Agreement; and provided, further, that changes or amendments to those provisions in the LEAP Service Agreement that are required under Section 15.8(f)

CONFIDENTIAL

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 53 (NE) Revision 2		September 1, 2007
SOW:	☑No
☐Yes
may be made and shall only be effective upon the advance written agreement of Customer and the Contractor.
In consideration for providing the LEAP Service in accordance with the LEAP Service Agreement and this Section 15.8, Contractor shall be compensated directly and exclusively from each respective Qualified Recipient in accordance with Section 15.8(i). Customer shall not unreasonably withhold consent to Contractor requests for the use of alternative versions of the LEAP Service Agreement for differently situated Qualified Recipients, so long as those agreements otherwise comply with the requirements of this Section 15.8.
(c) Relationship to NPAC/SMS Services. Contractor and Customer expressly agree and acknowledge that the LEAP Service shall be offered only so long as it does not adversely affect the operation and performance of the NPAC/SMS and the delivery of Services pursuant to this Agreement, and accordingly, the provision of Services under the terms and conditions of this Agreement, other than this Section 15.8, shall take priority to the provision of the LEAP Service. Further, in addition to causes for termination of this Agreement set forth in this Agreement and the User Agreement, the provision of the LEAP Service and all LEAP Service Agreements may be terminated upon the occurrence of those events set forth in Section 15.7(l). If Contractor establishes a LEAP Service help desk, the telephone number for such help desk shall be different from any current telephone number for a NPAC/SMS help desk. The costs of any such LEAP Service help desk shall be eligible for inclusion as “Costs” under Section 15.8(i)(ii).
(d) Liability. Contractor shall defend, indemnify and hold harmless Customer, its members and their officers, directors, employees, and agents and their successors and assigns against and from any and all losses, liabilities, suits, damages, claims, demands, and expenses (including, without limitation, reasonable attorneys’ fees) included in a settlement (between Contractor and a Third Party) of such suits, claims or demands, or awarded to a Third Party by a court or appropriate administrative agency of competent jurisdiction, including, without limitation, those based on contract or tort arising out of or in conjunction with, but only to the extent that such losses, liabilities, damages claims, demands, and expenses arise out of, or in connection with allegations that the manner in which Contractor provided the LEAP Data Elements (as that term is defined below) as part of the LEAP Service violates a law, rule or regulation, except when the manner in which Contractor provided the LEAP Data Elements was prescribed by Customer.
(e) Inapplicability of Service Levels, GEP Elements and Benchmarking Process. Contractor and Customer expressly agree and acknowledge that Contractor’s provision of the LEAP Service hereunder shall not be subject to any separate Service Level Requirements under Article 8 of this Agreement and Exhibit G, to any Benchmarking Process under Article 7 of this Agreement, or to the Gateway Evaluation Process under Article 32 of this Agreement, and thus no separate Service Levels, GEP Elements or Benchmarking Process are hereby

CONFIDENTIAL

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 53 (NE) Revision 2		September 1, 2007
SOW:	☑No
☐Yes
established with respect to the provision of the LEAP Services. Notwithstanding the foregoing, the effect and consequences on the Services from the provision of the LEAP Service shall be included in evaluating the obligations of Contractor with respect to the Service Levels under Article 8 and the GEP Elements under Article 32, including but not limited to all the remedies and recourses resulting from Contractor’s failure or noncompliance under this Agreement and the User Agreement.
(f) Required Provisions of LEAP Service Agreement. Each LEAP Service Agreement shall be only between the Contractor and the Qualified Recipient and, in addition to containing provisions customary in commercial contracts of this nature, must contain provisions specifying the following:
(i) User Data Elements Provided. As part of the LEAP Service, Contractor shall make available (A) the NPAC SPID of the service provider associated with a telephone number, (B) the identity of that service provider, (C) the date on which the port(s) from one service provider (by NPAC SPID) to another service provider (by NPAC SPID) occurred with respect to that telephone number, and (D) the current contact name and number, if available, for each service provider as submitted in any manner to the NPAC by each service provider as its law enforcement and/or emergency contact, and no other User Data elements, for each of the 7 United States Service Areas. The elements referred in (A), (B), (C) and (D) in the immediately preceding sentence shall be referred to as “LEAP Data Elements.”
(ii) LEAP Provisioning. Contractor shall employ an LSMS to provision current and historical LEAP Data Elements into LEAP, where historical LEAP Data Elements means, when feasible for and to the extent available to Contractor, LEAP Data Elements as of January 1, 2004. For Qualified Recipients that qualified solely as PSAPs (i.e., not also as an LEA), historical LEAP Data Elements shall be limited to LEAP Data Elements associated with the current plus the immediately-previous service provider. The LSMS employed by Contractor shall provision a system that is not associated with the NPAC/SMS, which system shall enable the processing of queries for LEAP Data Elements in accordance with this Section 15.8.
(iii) Manner of Access. Qualified Recipients shall access the LEAP Service by virtual private network (machine to machine) or Internet (person to GUI). Qualified Recipients access to LEAP shall be accomplished by authenticated, secure and encrypted means. The LEAP Data Elements may be provided to Qualified Recipients by Contractor through any electronic interface selected by Contractor that otherwise complies with this Section 15.8. LEAP shall not provide Qualified Recipients, either directly or indirectly, access to the NPAC or any NPAC User Data other than the LEAP Data Elements in accordance with this

CONFIDENTIAL

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 53 (NE) Revision 2		September 1, 2007
SOW:	☑No
☐Yes
section. A Qualified Recipient may query LEAP an unlimited number of times, but may not request LEAP Data Elements for more than 100 TNs per query.
(iv) Exclusive Use. Contractor may authorize a Qualified Recipient to use LEAP Data Elements received as part of the LEAP Service only for lawful purposes within the statutory authority of the Qualified Recipient. Contractor will require that each Qualified Recipient warrant that it will not (A) disclose, sell, assign, lease or otherwise provide LEAP Data Elements to any other party, including to a local service management system or public database, except as may otherwise be required by applicable federal, state, or local law, rules, regulations, or orders, or (B) commercially exploit the LEAP Data Elements in any way. By way of clarification, and not limitation, the immediately preceding restrictions require that a Qualified Recipient will not share the LEAP Data Elements with other agencies or with other Qualified Recipients or share LEAP Data Elements with officers or employees of other agencies or Qualified Recipients. Notwithstanding the foregoing, a Qualified Recipient may share the LEAP Data Elements to its contractors and, with respect to a PSAP, a subtending or secondary PSAP, for lawful purposes within the statutory authority of the Qualified Recipient.
(v) Compliance with Laws. Contractor shall require that each Qualified Recipient warrant that it will comply with all applicable laws, orders and regulations applicable, including those applicable to the NPAC/SMS, including User Data.
(vi) Acknowledgment of Non-liability of Customer and Users. Both Contractor and the Qualified Recipient shall agree and expressly acknowledge the rights of termination under this Agreement, including by reason of Section 15.8(l), the absolute exclusions from liability with respect to Customer and the exclusion from liability with respect to Users and End-Users for any amounts that would have otherwise been due and payable by such Qualified Recipient under the terms and conditions of the LEAP Service Agreements or as a result of the provision of the LEAP Service upon the termination of the provision the LEAP Service (the “Unpaid Charges”) without an explicit rule, regulation, order, opinion or decision of the Federal Communications Commission or any other regulatory body having jurisdiction or delegated authority with respect to the subject matter of this Agreement directing the responsibility and liability for payment of those Unpaid Charges by Users or End Users.
(vii) Termination. Both Contractor and the Qualified Recipient shall agree and expressly acknowledge that upon any termination of any LEAP Service Agreement, the restrictions with respect to User Data and LEAP Data Elements shall survive such termination.

CONFIDENTIAL

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 53 (NE) Revision 2		September 1, 2007
SOW:	☑No
☐Yes
(viii) Liability, Indemnification and Dispute Resolution. The LEAP Service Agreement shall contain liability, indemnification and dispute resolution terms and conditions customary in the industry for like services.
(ix) Compensation. Subject to Section 15.8(i) of this Agreement, Contractor may charge compensation and the Qualified Recipient shall agree to pay such compensation for the provision of the LEAP Service.
(g) Remain User Data. The LEAP Data Elements, being provided as part of the LEAP Service, being User Data, shall remain User Data and Confidential Information.
(h) Qualification. Contractor shall not provide LEAP Service to any party unless such party first qualifies as a Qualified LEA or Qualified PSAP pursuant to this Section 15.8(h), and such party enters into and executes the LEAP Service Agreement.
(i) Application. Contractor may entertain only applications from (A) an agency, or officer thereof, of the United States or of a State or political subdivision thereof that is empowered by law to conduct investigations of or to make arrests for violations of federal, state or local laws (“Law Enforcement Agencies” or LEAs) or (B) from an entity, including an agency of the United States or of a State or political subdivision thereof, empowered by or contracted under law to operate or administer a PSAP facility to receive 9-1-1 calls, and as appropriate, dispatch emergency response services, or transfers or relays such 9-1-1 calls to another public safety operator (“PSAP”).
Notwithstanding the foregoing, Contractor may entertain applications from LEAs through associations and centralized procurement organizations on behalf of the individual LEAs or from PSAPs through associations and centralized procurement organizations on behalf of the individual PSAPs, so long as such LEAs or PSAPs individually meet the qualification requirements set forth in this Section 15.8(h) and such individual LEA or PSAP executes a LEAP Service Agreement in accordance with Section 15.8(b).
(ii) Qualification
a.	Contractor shall require that an LEA applicant: (A) certify that it is a Law Enforcement Agency, and (B) provide the following information: requester’s name, title, organization, street address, phone number, e-mail address, and, if applicable, badge number or other applicable ID. Upon qualification of the Law Enforcement Agency as a Qualified LEA, Contractor may require additional information for the purposes of establishing access to the LEAP Service.

CONFIDENTIAL

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 53 (NE) Revision 2		September 1, 2007
SOW:	☑No
☐Yes
b.	Contractor shall require that a PSAP applicant provide requester’s name, title, organization, street address, phone number, and e-mail address.
(iii) Evaluation
a.	LEAs — Based upon the application, Contractor shall determine, based upon a good-faith, reasonable interpretation of the information provided by an LEA applicant, whether the applicant qualifies as a Qualified LEA. Contractor shall verify an LEA applicant’s organization through the National Public Safety Information Source database, or such other similarly authoritative source (the “LEA Sources”). Contractor shall independently verify the LEA applicant’s name, title, and, if applicable, badge number or other applicable ID by contacting the identified organization’s contact information set forth in the LEA Sources. Other than the foregoing, Contractor shall have no duty to investigate the accuracy of any information provided by an applicant on such application.

b.	PSAPs — Based upon the application, Contractor shall determine, based upon a good-faith, reasonable interpretation of the information provided by a PSAP applicant, whether the applicant qualifies as a Qualified PSAP. Contractor shall verify a PSAP applicant’s organization through the FCC Master PSAP Registry, or such other similarly authoritative source (e.g., National Emergency Number Association (NENA) North American 911 Resource Database (the “PSAP Sources”). Contractor shall independently verify the PSAP applicant’s organizational name, state, county, and/or city by contacting the identified organization’s contact information set forth in the PSAP Sources. Other than the foregoing, Contractor shall have no duty to investigate the accuracy of any information provided by an applicant on such application.
(iv) Confirmation Process. Once a calendar year, Contractor shall re-verify each Qualified Recipient’s organization in accordance with Section 15.8(h)(iii) above.
(v) Annual Reports. At no additional charge to Customer, Contractor shall provide to Customer an annual report listing all Qualified LEAs and Qualified PSAPs in effect during the previous twelve-month period, and separately list all Qualified LEAs and Qualified PSAPs that were newly qualified during the same period.
(i) Compensation.

CONFIDENTIAL

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 53 (NE) Revision 2		September 1, 2007
SOW:	☑No
☐Yes
(i) Basis. Contractor shall not be entitled to compensation of any kind under this Section 15.8 from Customer, Subscribing Customers, Users or End-Users, and shall look solely to the respective Qualified Recipient for any and all compensation for the provision of the LEAP Service (referred to as the “LEAP Charges”). Customer and Contractor agree and acknowledge that the LEAP Service is not necessary for the provision of number portability. Contractor agrees to compute and to allocate the LEAP Charges in a fair and non-discriminatory manner consistent with the rules, regulations, orders, opinions and decisions of the Federal Communications Commission and other regulatory body having jurisdiction or delegated authority with respect to the NPAC/SMS or this Agreement.
(ii) Cost Plus the Fee. Subject to Section 15.8(i)(i) above and Section 15.8(i)(iv) below, the aggregate amount of LEAP Charges received by Contractor under this Section 15.8(i) since the inception of the LEAP Service and during the Initial Term shall equal not more than the Cost plus the Fee, as more particularly described herein below.
(A) Cost. “Cost” means [* * *]
“[* * *]” costs are those [* * *] shall also include, without limitation, [* * *], but excluding [* * *]. Support for [* * *] will include [* * *].
“[* * *]” are those [* * *]. For purposes of this Section 15.8, [* * *] shall equal the [* * *] percent ([* * *]%).
(B) Fee. “Fee” is the amount that equals [* * *] percent ([* * *]%) of the sum of [* * *].
(iii) Allocation. In establishing the LEAP Charges payable by Qualified Recipients, Contractor shall allocate the Cost plus Fee among Qualified Recipients in any manner that is fair and reasonable, which for the purposes of this Section 15.8(i) shall mean usage based, equitably, customary for similar services, commercially reasonable, and which does not discriminate against similarly situated Qualified Recipients. Notwithstanding the foregoing, Contractor and Customer expressly agree and acknowledge that the manner of allocating the Cost plus Fee shall be solely the responsibility of the Contractor, and that Customer assumes no responsibility or control with respect to such manner nor does Customer in any way endorse the manner selected by Contractor; subject, however, to the right of the Customer to seek guidance or direction from the Federal Communications Commission or any other regulatory body having jurisdiction or delegated authority with respect to the subject matter of this Agreement. Further, Contractor agrees that no amounts of any LEAP Charges which, for whatever reason are not recovered by Contractor or

CONFIDENTIAL

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 53 (NE) Revision 2		September 1, 2007
SOW:	☑No
☐Yes
allocated and paid for by Qualified Recipient, including by way of inclusion in any cost or overhead computations related to Services under the Master Agreement, any Statements of Work or otherwise, shall be charged or allocated to or assessed and paid by Customer, any Subscribing Customer, any User or any End-User.
(iv) Cost Review. Within ninety (90) days after the end of each calendar year, Contractor will cause its regular independent auditor (“Contractor’s Auditor”) to commence a review of the accuracy and validity of the Costs and related calculations under Section 15.8(ii) (the “LEAP Cost Review”). Within sixty (60) days after commencing the LEAP Cost Review, Contractor’s Auditor shall issue a sufficiently detailed report (“LEAP Cost Report”) to the Contractor validating the Costs incurred and the Fee applied. Contractor shall make available to Contractor’s Auditor such documentation necessary to conduct the LEAP Cost Review and issue the LEAP Cost Report, including the following: general ledger reports of LEAP Service activity, accounts payable vouchers, invoices, and documents supporting purchases in support of the LEAP Service activity, and other financial records used to support general ledger activity related to the LEAP Service and any other records reasonably requested by Contractor’s Auditor (collectively, the “LEAP Review Documents”).
Contractor shall present Customer with the LEAP Cost Report within thirty (30) days after Contractor’s receipt of the LEAP Cost Report. Upon Customer’s receipt of the LEAP Cost Report, Customer shall have forty-five (45) days to review the LEAP Cost Report and, at Subscribing Customer’s sole cost and expense, do either of the following (i) meet with Contractor’s Auditor to review and explain the LEAP Cost Report, or (ii) inform Contractor in writing that Customer shall employ a separate auditor (“Customer’s Auditor”) to conduct a separate review of the accuracy and validity of the Costs incurred under this Section 15.8. Customer’s Auditor will be given reasonable access to the LEAP Review Documents. Customer’s Auditor shall complete such separate review within ninety (90) days of receipt of the LEAP Cost Report. Before access is given to Customer’s Auditor, Customer’s Auditor will have to execute a non-disclosure agreement with Contractor to prevent the disclosure of Contractor proprietary or confidential information or other information not relevant to verifying the accuracy and validity of the Costs incurred by the Contractor under this Section 15.8.
If it is determined by Contractor’s Auditor or Customer’s Auditor that the compensation Contractor has received since the inception of the LEAP Service under this Section 15.8 exceeds Cost plus the Fee, Contractor shall propose to Contractor’s Auditor and Customer’s Auditor, if any, its plan, which may include, but is not limited to, at Contractor’s discretion, changes to future LEAP Charges under Section 15.8(i)(i) and and/or the

CONFIDENTIAL

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 53 (NE) Revision 2		September 1, 2007
SOW:	☑No
☐Yes
allocations under Section 15.8(i)(iii) for future LEAP Services, such that its continuing aggregate compensation does not exceed Cost plus the Fee in accordance with Section 15.8(i)(ii). Contractor’s Auditor and Customer’s Auditor, if any, shall review for reasonableness and adequacy Contractor’s proposal and supplement, as necessary, the LEAP Cost Report. In no event shall Contractor be deemed in violation of Section 15.8(i)(ii) merely because the amount of LEAP Charges received by Customer under this Section 15.8(i) since the inception of the LEAP Service and during the Initial Term exceeds Cost plus the Fee; provided, however, that Contractor’s Auditor and Customer’s Auditor, if any, concludes that Contractor’s proposal under this paragraph for limiting its aggregate compensation such that it does not exceed the limit set forth in Section 15.8(i)(ii) is reasonable and adequate.
If Customer’s Auditor determines that the amount of LEAP Charges received by Customer under this Section 15.8(i) since the inception of the LEAP Service and during the Initial Term exceeds Cost plus the Fee by more than [* * *] percent ([* * *]%), Contractor shall reimburse Customer for the reasonable costs of such review by the Customer’s Auditor; provided however that such reimbursement for Customer collectively shall not exceed [* * *] US Dollars (US $[* * *]).
(j) Audit of Section 15.8 Performance. Subject to Section 15.8(e), and without duplicating the LEAP Cost Review under Section 15.8(i)(iv), Contractor shall annually engage a third party, reasonably acceptable to both Contractor and Customer, separately to audit (referred to as the “LEAP Service Audit”) Contractor’s compliance with the requirements to (1) qualify, evaluate, confirm, and report on LEAs and PSAPs as Qualified Recipients under Paragraphs (ii), (iii), (iv), and (v) under Section 15.8(h), (2) include in each Qualified Recipient’s LEAP Service Agreement restrictions on the use of data under Section 15.8(f)(iv), (3) ensure there is no interaction between LEAP and the production NPAC under Section 15.8(f)(ii), and (4) charge each Qualified Recipient consistent with its LEAP Service Agreement under 15.8(f)(ix).
The costs and expenses of the LEAP Service Audit shall be charged and accounted for separately from the costs and expenses of the GEP Audit and shall be properly included in Direct Costs under Section 15.8(i). A report from the LEAP Service Auditor regarding the results of the LEAP Service Audit (“LEAP Service Audit Report”) shall be provided to the Customer and the Contractor for informational purposes only in the same manner that the GEP Audit Report is provided under Section 34.4(e), and such LEAP Service Audit Report shall be so provided within thirty (30) days after its completion, subject to any review and consideration of a draft of the LEAP Service Audit Report. If the LEAP Service Auditor is unable alone to determine the methodology and procedures for the LEAP Service Audit, such Auditor shall determine the methodology and procedures in consultation with the Customer and the Contractor, and the LEAP Service Auditor shall include in such LEAP Service Audit Report both findings

CONFIDENTIAL

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 53 (NE) Revision 2		September 1, 2007
SOW:	☑No
☐Yes
and recommendations to correct identified deficiencies or failures to comply with the provisions of this Section 15.8. Notwithstanding the foregoing, the Customer and the Contractor agree and acknowledge that neither the LEAP Service Audit nor this Section 15.8 is intended to result in the imposition of any damages, Performance Credits, TN Porting Price Reductions, subject to Section 15.8(e) above regarding the effect and consequences on the Services from the provision of the LEAP Service and the causes for termination of the provision of the LEAP Service and all LEAP Service Agreements set forth in Section 15.8(l) below.
(k) Neutrality Reviews. In addition to the LEAP Service Audit, and further subject to Section 15.8(e), the LEAP Service shall be included in the Neutrality Review provided for in the Assignment Agreement (Contractor Services Agreement), dated November 30, 1999, by and among Contractor, Lockheed Martin IMS and the Customer (the “Assignment Agreement”). If it is determined under and as part of a Neutrality Review that Contractor’s provision of the LEAP Service in any way resulted in the violation of a neutrality requirement set forth in the Master Agreement, the User Agreement, the Assignment Agreement, or any applicable rule, regulation, order, opinion or decision of the Federal Communications Commission or any other regulatory body having jurisdiction or delegated authority with respect to the subject matter of this Amendment or the Master Agreement, Contractor shall attempt to correct such violation within thirty (30) days following the date of the issuance of the Neutrality Review; provided, however, that where such failure cannot reasonably be cured within such thirty (30) day period, so long as Contractor is diligently pursuing such cure, and regulatory authorities having jurisdiction over such matters (after having reviewed the details of the event(s) causing Contractor’s failure) have not specifically required Customer to terminate the LEAP Service and terminate all LEAP Service Agreements, the time for curing such failure shall be extended for such period as may be necessary for Contractor to complete such cure. Notwithstanding the foregoing, the Customer may, at its election but without duty or obligation, and without risk of costs or damages recoverable from Contractor for Customer’s election, seek the guidance and direction of such regulatory authorities if such failure has not been cured within ninety (90) days following the date of the issuance of the Neutrality Review and the LEAP Service and all LEAP Service Agreements have not been terminated. The costs and expenses of including the LEAP Service in the Neutrality Review shall be charged and accounted for separately from the costs and expenses of the Neutrality Review and shall be properly included in Direct Costs under Section 15.8(i).
(l) Additional Causes for Termination. In addition to the causes for termination of this Agreement and the User Agreement set forth in this Agreement and the User Agreement, the provision of the LEAP Service and all LEAP Service Agreements shall immediately be terminated upon the direction of the Federal Communications Commission or any other regulatory body having jurisdiction or delegated authority with respect to the subject matter of this Agreement or upon a finding or determination of the Federal Communications

CONFIDENTIAL

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 53 (NE) Revision 2		September 1, 2007
SOW:	☑No
☐Yes
Commission or any other regulatory body that the continued provision of the LEAP Service is contrary to or inconsistent with the duties or roles of the Contractor or the Customer in any way. Contractor shall be responsible for any fines and penalties arising from any noncompliance by Contractor, its subcontractors or agents with any such determinations, findings or rulings or with Contractor’s refusal to terminate the provision of the LEAP Service and all LEAP Service Agreements.
6. IMPACTS ON MASTER AGREEMENT
The following portions of the Master Agreement are impacted by this Amendment:

None	Master Agreement
None	Exhibit B — Functional Requirements Specification
None	Exhibit C — Interoperable Interface Specification
None	Exhibit E — Pricing Schedules
None	Exhibit F — Project Plan and Test Schedule
None	Exhibit G — Service Level Requirements
None	Exhibit H — Reporting and Monitoring Requirements
None	Exhibit J — User Agreement Form
None	Exhibit K — External Design
None	Exhibit L — Infrastructure/Hardware
None	Exhibit M — Software Escrow Agreement
None	Exhibit N — System Performance Plan for NPAC/SMS Services
None	Exhibit O — Intermodal Ported TN Identification Service Agreement
☑	Exhibit P- LEAP Service Agreement
None	Disaster Recovery
None	Back Up Plans
None	Gateway Evaluation Process (Article 32 of Master Agreement)
7. MISCELLANEOUS
     (a) Neither Customer nor Subscribing Customer shall in any way be liable to any Qualified Recipient or to Contractor or any User under the LEAP Service Agreements or as a result of the provision the LEAP Service.
     (b) Except as specifically modified and amended hereby, all the provisions of the Master Agreement and the User Agreements entered into with respect thereto, and all exhibits and schedules thereto, shall remain unaltered and in full force and effect in accordance with their terms. From and after the Amendment Effective Date hereof, any reference in the Master Agreement to itself and any Article, Section or subsections thereof or to any Exhibit thereto, or in any User Agreement to itself or to the Master Agreement and applicable to any time from and after the Amendment Effective Date hereof, shall be deemed to be a reference to such agreement, Article, Section, subsection or Exhibit, as modified and amended by this Amendment. From and after the Amendment Effective Date, Amendment shall be a part of the Master Agreement, including its Exhibits, and, as such, shall be subject to the terms and conditions therein. Each of the respective Master Agreements with respect to separate Service Areas remains an independent agreement regarding the rights and obligations of each of the Parties thereto

CONFIDENTIAL

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 53 (NE) Revision 2		September 1, 2007
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☐Yes
with respect to such Service Area, and neither this Amendment nor any other instrument shall join or merge any Master Agreement with any other, except by the express written agreement of the Parties thereto.
     (c) If any provision of this Amendment is held invalid or unenforceable, then the remaining provision of this Amendment shall become null and void and be of no further force or effect. If by rule, regulation, order, opinion or decision of the Federal Communications Commission or any other regulatory body having jurisdiction or delegated authority with respect to the subject matter of this Amendment or the Master Agreement, this Amendment is required to be rescinded or declared ineffective or void in whole or in part, whether temporarily, permanently or ab initio (an “Ineffectiveness Determination”), immediately upon such Ineffectiveness Determination and without any requirement on any party to appeal, protest or otherwise seek clarification of such Ineffectiveness Determination, this Amendment shall be rescinded and of no further force or effect retroactively to the Amendment Effective Date. Consequently, the Master Agreement in effect immediately prior to the Amendment Effective Date shall continue in full force and effect in accordance with its terms, unchanged or modified in any way by this Amendment. In the event of an Ineffectiveness Determination, any amounts that would have otherwise been due and payable under the terms and conditions of the LEAP Service Agreements or as a result of the provision the LEAP Service (the “Unpaid Charges”) will in no event be charged or allocated to Users or End Users, including by way of inclusion in any cost or overhead computations related to Services under the Master Agreements, any Statements of Work or otherwise, without an explicit rule, regulation, order, opinion or decision of the Federal Communications Commission or any other regulatory body having jurisdiction or delegated authority with respect to the subject matter of this Amendment or the Master Agreement directing the responsibility and liability for payment of those Unpaid Charges by Users or End Users.
     (d) This Amendment may be executed in two or more counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.
     (e) If at any time hereafter a Customer, other than a Customer that is a party hereto desires to become a party hereto, such Customer may become a party hereto by executing a joinder agreeing to be bound by the terms and conditions of this Amendment, as modified from time to time.
     (f) This Amendment is the joint work product of representatives of Customer and Contractor; accordingly, in the event of ambiguities, no inferences will be drawn against either party, including the party that drafted the Agreement in its final form.
     (g) This Amendment sets forth the entire understanding between the Parties with regard to the subject matter hereof and supercedes any prior or contemporaneous agreement, discussions, negotiations or representations between the Parties, whether written or oral, with respect thereto. The modifications, amendments and price concessions made herein were negotiated together and collectively, and each is made in consideration of all of the other terms herein. All such modifications, amendments and price concessions are interrelated and are dependent on each other. No separate, additional or different consideration is contemplated with respect to the modifications, amendments and price concessions herein.

CONFIDENTIAL

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 53 (NE) Revision 2		September 1, 2007
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☐Yes
     (h) This Amendment, the use of the Cost Plus Fee method for determining compensation payable by Qualified Recipient and the composition and details of the Cost Plus Fee method set forth in this Amendment are intended by Contractor and Customer to be separate and distinct from and unrelated to any agreement with respect to Statements of Work under the Master Agreement and the method of determining the cost of such Statements of Work, and shall not be considered to alter, modify, change or amend any such agreements with respect to Statements of Work or to supersede any such agreements with respect to such Statements of Work.
[THIS SPACE INTENTIONALLY LEFT BLANK]

CONFIDENTIAL

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 53 (NE) Revision 2		September 1, 2007
SOW:	☑No
☐Yes
IN WITNESS WHEREOF, the undersigned have executed this Amendment:
CONTRACTOR: NeuStar, Inc.

By:	/s/ Michael O’Connor

Its:	VP — Customer Relations
Date: 7 FEB 08
CUSTOMER: North American Portability Management, LLC as successor in interest to and on behalf of Northeast Carrier Acquisition Company, LLC

By:	/s/ Melvin Clay

Its:	Co-Chair NAPM LLC
Date: 1/22/08

By:	/s/ Timothy Decker

Its:	Co-Chair NAPM LLC
Date: 1/30/2008

CONFIDENTIAL

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 53 (NE) Revision 2		September 1, 2007
SOW:	☑No
☐Yes
ATTACHMENT 1
TO
AMENDMENT NO. 53
Exhibit P to Master Agreement — LEAP Service Agreement

CONFIDENTIAL

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 53 (NE) Revision 2		September 1, 2007
SOW:	☑No
☐Yes
LEAP SERVICE AGREEMENT
This LEAP Service Agreement (the “Agreement”) is entered into this ___day of                     , 200___(the “Effective Date”) by and between NeuStar, Inc., a Delaware corporation with a principal place of business at 46000 Center Oak Plaza, Sterling, VA, 20166 USA, (“NeuStar”) and                                         (“Customer”), a                                            principally located at                                         (individually a “Party” and collectively the “Parties”).
Explanatory Statements
A. NeuStar operates as the Number Portability Administration Center (the “NPAC”) Administrator under seven separate agreements covering the former Regional Bell Operating Companies United States Service Areas (the “Master Agreements”) with the North American Portability Management LLC (the “NAPM”).
B. As the NPAC Administrator and pursuant to the terms and provisions of the Master Agreements, NeuStar maintains in the NPAC certain data associated with ported telephone numbers (“TNs”) (the “User Data”).
C. Customer is:
     (i) an agency, or officer thereof, of the United States or of a State or political subdivision thereof, that is empowered by law to conduct investigations of or to make arrests for violations of federal, state or local laws (an “LEA” or “Law Enforcement Agency”); and/or
     (ii) an entity, including an agency of the United States or of a State or political subdivision thereof, empowered by or contracted under law to operate or administer a Public Safety Answering Point (PSAP) facility to receive 9-1-1 calls, and, as appropriate, dispatches emergency response services, or transfers or relays such 9-1-1 calls to other public safety operators (a “PSAP Provider”).
D. As a result of the introduction of local number portability (“LNP”), the historical association of a TN’s “NPA-NXX” with a specific service provider and switch location is no longer reliable.
E. Customer is hereby making a request to NeuStar for access to certain User Data for use in lawful purposes within the statutory authority of the Customer.
F. NeuStar desires to provide to Customer certain User Data in accordance with this Agreement and under authority of NeuStar’s Master Agreements with the NAPM.
Terms and Conditions
1. DEFINITIONS
Capitalized terms and phrases used in this Agreement shall have the meanings set forth herein. Terms that are not defined herein shall be interpreted in the context in which they are used in this Agreement and shall have such meaning solely for purposes of this Agreement.
2. INCORPORATION
The Explanatory Statements set forth above are hereby incorporated herein by reference.
3. SERVICE
3.1. Qualification and Continuing Qualification. The Customer agrees and acknowledges that NeuStar has agreed to provided the Service (as that term is defined in Section 3.2 below) based upon the representations and certifications of the Customer that it is either a Law Enforcement Agency and/or a PSAP, including their authorized contractors and agents, and that it will use the LEAP Data Elements (as that term is defined in Section 3.4 below) solely for the uses and subject to the restrictions set forth in this Agreement, but that NeuStar has verified or may attempt to verify the Customer’s organization through the National Public Safety Information Source database (if a Law Enforcement Agency) or through the Public Safety Information Bureau or National Emergency Number Association North American 911 databases (if a PSAP), or other similarly authoritative

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Amendment No. 53 (NE) Revision 2		September 1, 2007
SOW:	☑No
☐Yes
source, and that the decision of NeuStar as to the foregoing shall be binding. Customer may qualify as an LEA, a PSAP or both for purposes of this Agreement.
3.2. LEAP. NeuStar shall provide Customer which may include its authorized contractors and agents, with a service (the “Service”) consisting of the provision of access, in accordance with Section 3.3 below, to the LEAP Data Elements, as that term is defined below in Section 3.4, solely and exclusively through access to NeuStar’s LNP Enhanced Analytical Platform (“LEAP”).
3.3. Manner of Access. Customer shall access the Service by a virtual private network (machine to machine) or through the Internet (person to GUI). Customer’s access to LEAP shall be accomplished by authenticated, secure and encrypted means. Customer is not entitled, either directly or indirectly, to access the NPAC or any NPAC User Data other than the LEAP Data Elements, even if the LEAP is inoperable or inaccessible or even if the LEAP Data or any other aspects of this Service are insufficient, inaccurate or NeuStar breaches or fails to comply with any terms of this Agreement. Customer may query LEAP an unlimited number of times, but may not request LEAP Data Elements for more than 100 TNs per query.
3.4. LEAP Data Elements. For each TN query to LEAP, the Service shall provide only the following current and historical, to the extent feasible, User Data associated with the TN:
     (a) the OCN of the underlying service provider (“SP”),
     (b) the identity of that SP, and
     (c) the contact name and number, if available, as submitted to the NPAC by that SP as its law enforcement and/or emergency contact, and no other User Data elements, for each of the seven United States NPAC regions (the “Service Areas”).
The elements referred in (a), (b), and (c) in the immediately preceding sentence shall be referred to as “LEAP Data Elements.” Customer acknowledges that LEAP Data Elements are maintained on a regional basis in accordance with the requirements of each, separate regional Master Agreement and that the Service may provide LEAP Data Elements accordingly. The Service shall consist of only providing the LEAP Data Elements, and nothing else.
4. PERMITTED USES
4.1. Customer Use. Subject to the restrictions set forth in Article 5 (Restrictions) and Article 9 (Confidentiality), Customer may use LEAP Data Elements provided by the Service solely for lawful purposes within and pursuant to the statutory authority of the Customer.
4.2. Compliance with Laws. Customer warrants and covenants that its access to the Service and its use of the LEAP Data Elements will comply with all applicable laws, orders and regulations, including those applicable to the NPAC, and including those applicable to User Data.
5. RESTRICTIONS
5.1. Confidentiality & Ownership. The LEAP Data Elements shall remain the Confidential Information and exclusive property of its respective owners.
5.2. Prohibited Actions. Customer is prohibited, subject to damages, injunctive relief and termination of this Agreement, from (a) disclosing, selling, assigning, leasing or otherwise providing the LEAP Data Elements to any third party, including to a local service management system or public database, except as may otherwise be required by applicable federal, state, or local law, rules, regulations, or orders, or (b) commercially exploit the LEAP Data Elements in any way. By way of clarification, and not limitation, the immediately preceding restrictions require that Customer will not share the LEAP Data Elements with other agencies, including law enforcement agencies that may or may not have executed a LEAP Service Agreement, or share LEAP Data Elements with officers or employees of other agencies, including law enforcement agencies that may or may not have executed a LEAP Service Agreement.

CONFIDENTIAL

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 53 (NE) Revision 2		September 1, 2007
SOW:	☑No
☐Yes
6. TERM & TERMINATION
6.1. Term. This Agreement shall commence on the Effective Date and shall continue for the period set forth in Schedule 1 (Pricing) thereafter (the “Term”), provided Customer continues to qualify as an LEA and/or PSAP, unless otherwise earlier terminated in accordance with this Agreement.
6.2. Default Termination. In the event that Customer commits a material breach of any obligation hereunder, NeuStar may, by giving notice to Customer, immediately suspend or terminate this Agreement. For the purposes of this Article 6.2, and by way of example and not limitation, the following shall be considered a material breach of an obligation under this Agreement, thereby allowing NeuStar to terminate or suspend this Agreement, as specified below:
     (a) any representation or warranty made by Customer which was or turns out to be incorrect in any respect, including, without limitation, Customer’s warranty under Article 4.2 that its access to the Service and its use of the LEAP Data Elements will comply with all applicable laws, orders and regulations, including those applicable to the NPAC, and including those applicable to User Data, and Customer’s qualification as an LEA and/or PSAP under Section 3.1above;
     (b) non-payment by Customer,
     (c) failure by Customer to comply with its obligations and covenants under Article 4 (Permitted Uses), the restrictions in Article 5 (Restrictions), and the obligations under Article 9 (Confidentiality); or
     (d) failure by Customer to deliver an accurate certification to NeuStar in accordance with Section 3.1 (Qualification and Continuing Qualification) or if NeuStar determines, by reason of the certification or otherwise, that Customer no longer qualifies as an LEA and/or PSAP, including, but not limited to, by reason of attempted assignment, merger, consolidation, name change, change in identity or other reorganization of the Customer.
NeuStar may suspend this Agreement and the provision of Services, as it may determine in its discretion, for no more than sixty (60) days without cure, upon the occurrence of those events set forth in (b) and (c) above, and even in such event, if such occurrences are not cured to the satisfaction of NeuStar by the 60th day, this Agreement shall be terminated immediately on the 61st day thereafter. Notwithstanding the foregoing, the occurrence of the event set forth in (a) or (d) above shall result in the immediate termination of this Agreement. NeuStar may pursue any legal or equitable remedies it may have under applicable law or principles of equity relating to such breach in addition to rights of termination of this Agreement as set forth in this Article 6.
6.3. Convenience Termination by Customer. Customer may terminate this Agreement for its convenience and without cause or reason, upon sixty (60) days prior written notice. Upon such termination of this Agreement for convenience, NeuStar shall discontinue providing the Service on the 61st day after such notice, and NeuStar shall not be obligated to return to Customer any amounts of compensation paid with respect to the remaining term of this Agreement prior to such termination.
6.4. Termination upon Revocation of Authority. Customer hereby acknowledges and agrees that any rights NeuStar may have to offer the Service, including the LEAP Data Elements, and any rights Customer may have to receive the Service, including the LEAP Data Elements, under this Agreement are subject to continued authority to do so under NeuStar’s Master Agreements with the NAPM, and any applicable laws, rules, orders and regulations. If such authority is revoked, NeuStar may terminate or suspend this Agreement immediately and without prior notice, and NeuStar shall not be obligated to return to Customer any amounts of compensation paid with respect to the remaining term of this Agreement prior to such termination.
6.5. Termination upon Regulatory Event. Customer hereby acknowledges and agrees that this Agreement shall terminate and NeuStar will cease providing the Service upon the issuance of either of the following: (1) any valid order of the Federal Communications Commission (the “FCC”), any other regulatory agency having jurisdiction over the NPAC or any court of competent jurisdiction, (a) determining that the Service is inconsistent with or in violation of applicable law or (b) enjoining the provision of the Service, and that, following any such order, NeuStar shall not provide the Service unless or until such order is rescinded, overturned or modified to permit the provision of the Service by a final order of the relevant agency, court or a reviewing court; or (2) upon the direction of the FCC or any other regulatory body having jurisdiction or delegated authority with respect to the subject matter of Statement of Work 53 under the Master Agreements between NeuStar and the NAPM, or upon a finding or determination of the FCC or any other regulatory body that the continued provision of the Service is

CONFIDENTIAL

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Amendment No. 53 (NE) Revision 2		September 1, 2007
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☐Yes
contrary to or inconsistent with the duties or roles of NeuStar as NPAC Administrator or the NAPM, in any way. If such a final order is issued which rescinds, overturns or modifies any order, rule or regulation prohibiting the Service and which expressly permits the provision of the Service and the Service is offered again, the Customer agrees that the Service will only be provided upon application for such Service and execution of a new Agreement for the relevant term, it being the intention and understanding of the parties that the termination of the Service and this Agreement under this Article 6.5 is a termination and not a suspension.
6.6. Effect. Termination or expiration refers to the termination of the Parties’ respective commitments and obligations from and after the date of such termination or expiration, but does not relieve the Parties of their payment and other obligations incurred prior to the date of termination or expiration. Customer is not entitled to a refund of any unused portion of any payments made to NeuStar for the Service if this Agreement is terminated under Section 6.2 (Default Termination) or Section 6.3 (Convenience Termination) or if this Agreement is terminated under Section 6.4 (Termination upon Revocation of Authority) or Section 6.5 (Termination upon Regulatory Event).
7. COMPENSATION
7.1. Payment. Customer shall pay to Neustar the amounts set forth in and in accordance with Schedule 1 to this Agreement. If NeuStar finds it necessary to render an invoice to Customer hereunder for any reason, payment thereunder shall be due and payable no later than thirty (30) days after the date of the invoice. Any amounts not paid when due shall be assessed interest at a monthly rate equal to one and one half percent (1.5%) or the maximum rate allowed by law, whichever is less, from the date the payment was due. If NeuStar commences legal proceedings to collect any payment due to it hereunder, Customer shall be responsible for and pay all reasonable attorneys’ fees, court costs and other reasonable collection expenses incurred by NeuStar.
7.2. Taxes. Unless specifically set forth in an invoice, all charges to Customer are calculated exclusive of any applicable federal, state or local use, excise, value-added, gross receipts, sales and privilege taxes, duties, universal service assessments or similar liabilities (other than general income or property taxes imposed on NeuStar) associated with the Service, whether charged to NeuStar, its suppliers or affiliates.
8. INTELLECTUAL PROPERTY
No right, including by way of license, title or interest, in intellectual property of any kind shall be deemed to have been granted by NeuStar to Customer, except as otherwise expressly authorized herein.
9. CONFIDENTIALITY
9.1. Confidential Information. Customer acknowledges that as part of the Service it is receiving or otherwise has access to confidential or proprietary information (“Confidential Information”) of NeuStar or third parties. Confidential Information shall mean all information, disclosed in any form, which (a) concerns the operations, plans, know-how, trade secrets, business affairs, personnel, customers or suppliers of NeuStar or any third party; (b) Customer knows or might reasonably expect is regarded by NeuStar or a third party as Confidential Information; (c) is designated as confidential, restricted, proprietary, or with similar designation; (d) concerns any of the terms or conditions or other facts with respect to this Agreement; and (e) the Service and any data provided by NeuStar from the NPAC, including the LEAP Data Elements.
9.2. Exclusions. Confidential Information excludes any information that can be demonstrated (a) at the time of disclosure, was in the public domain or in the possession of the receiving party; (b) after disclosure, is published or otherwise becomes part of the public domain through no fault of the receiving party; (c) was received after disclosure from a third party who had a lawful right to disclose such information to the receiving party without any obligation to restrict its further use or disclosure; (d) was independently developed by the receiving party without reference to Confidential Information of the disclosing party; or (e) was required to be disclosed to satisfy a legal requirement of a competent government body.
9.3. Obligations. Confidential Information shall remain the property of its owner. Customer shall use at least the same degree of care, but in any event no less than a reasonable degree of care, to prevent unauthorized disclosure of Confidential Information as it employs to avoid unauthorized disclosure of its own Confidential Information of a similar nature. In the event of any disclosure or loss of, or inability to account for, any Confidential

CONFIDENTIAL

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 53 (NE) Revision 2		September 1, 2007
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☐Yes
Information, Customer shall promptly, and at its own expense notify NeuStar in writing, and take such actions as may be necessary and cooperate in all reasonable respects to minimize the violation and any damage resulting therefrom. If Customer receives a request to disclose Confidential Information, it shall immediately upon receiving such request, and to the extent that it may legally do so, advise NeuStar promptly and prior to making such disclosure in order that NeuStar, the NAPM, or the third party owner of such Confidential Information may interpose an objection to such disclosure, take action to assure confidential handling of the Confidential Information, or take such other action as it deems appropriate to protect the Confidential Information.
9.4. Reports. Customer hereby acknowledges that NeuStar is required to report to the NAPM the identity of Customer, and the Customer expressly agrees to such disclosure without limitations as a condition to this Agreement and fully acknowledges that there shall be no duty on the NAPM or its Members to keep such identity confidential.
10. REPRESENTATIONS, WARRANTIES & DISCLAIMERS
10.1. Customer. In addition to other representations and warranties set forth in this Agreement, including but not limited to the warranty set forth in Article 4.2, Customer expressly represents and warrants that:
     (a) it has submitted a complete and accurate application to NeuStar for qualifying as a “Customer” under this Agreement; and
     (b) it is (i) an agency, or officer thereof, of the United States or of a State or political subdivision thereof, that is empowered by law to conduct investigations of or to make arrests for violations of federal, state or local laws, and it has submitted a complete and accurate certification to that effect to NeuStar and/or (ii) an entity, including an agency of the United States or of a State or political subdivision thereof, empowered by or contracted under law to operate or administer a PSAP facility to receive 9-1-1 calls, and, as appropriate, dispatches emergency response services, or transfers or relays such 9-1-1 calls to other public safety operators.
10.2. Disclaimers.
     (a) EXCEPT AS OTHERWISE SPECIFICALLY SET FORTH HEREIN, ALL SERVICES PROVIDED HEREUNDER, INCLUDING THE LEAP DATA ELEMENTS AND ANY OTHER INFORMATION OR DATA FROM THE NPAC, ARE PROVIDED “AS IS” AND “AS AVAILABLE”, AND NEITHER NEUSTAR NOR ITS AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR ASSIGNS MAKE ANY REPRESENTATIONS OR WARRANTIES TO CUSTOMER OR TO ANY OTHER THIRD PARTY INCUDING, WHETHER EXPRESS, IMPLIED OR STATUTORY, INCLUDING, BY WAY OF EXAMPLE AND NOT LIMITATION, WARRANTIES OF MERCHANTABILITY, FITNESS FOR ANY PARTICULAR PURPOSE, TITLE AND NONINFRINGEMENT RELATING TO ANYTHING PROVIDED OR USED OR DESCRIBED HEREUNDER, ALL OF WHICH ARE HEREBY EXPRESSLY EXCLUDED AND DISCLAIMED.
     (b) NEITHER NEUSTAR NOR ITS AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR ASSIGNS MAKE ANY REPRESENTATIONS OR WARRANTIES TO CUSTOMER OR TO ANY OTHER THIRD PARTY WITH RESPECT TO THE SUFFICIENCY OR ADEQUACY OF THE LEAP DATA ELEMENTS, OR ANY OTHER INFORMATION OR DATA PROVIDED TO CUSTOMER, WHETHER OR NOT PART OF THE SERVICE, IN ASSISTING WITH THE CONDUCT OF ANY INVESTIGATION UNDER THE CUSTOMERS STATUTORY AUTHORITY, ALL OF WHICH ARE HEREBY EXPRESSLY EXCLUDED AND DISCLAIMED.
11. LIABILITY
11.1. Disclaimer of Indirect Damages. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, IN NO EVENT SHALL NEUSTAR, ITS AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR ASSIGNS BE LIABLE FOR ANY CONSEQUENTIAL, INCIDENTAL, PUNITIVE, SPECIAL, EXEMPLARY OR OTHER INDIRECT DAMAGES, INCLUDING, BY WAY OF EXAMPLE AND NOT LIMITATION, CLAIMS OF LOSS OF BUSINESS, PROFITS, USE, DATA, OR OTHER ECONOMIC ADVANTAGE, AND ANY FINES OR OTHER LOSSES IMPOSED BY ANY GOVERNMENTAL AUTHORITY, WEHTHER STATE OR FEDERAL, INCLUDING WITHOUT LIMITATION THE U.S. FEDERAL COMMUNICAITONS COMMISSION, FOR FAILURE TO COMPLY WITH ANY LAW, RULE, ORDER OR REGULATION, WHETHER SUCH CLAIM IS

CONFIDENTIAL

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 53 (NE) Revision 2		September 1, 2007
SOW:	☑No
☐Yes
CHOATE OR INCHOATE, WHETHER BY STATUTE, IN TORT, OR IN CONTRACT, INCURRED BY CUSOTMER, EVEN IF NEUSTAR HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.
11.2. Direct Damages. NEUSTAR’S AGGREGATE LIABILITY HEREUNDER SHALL BE LIMITED TO THE LESSER OF (i) ACTUAL DIRECT DAMAGES, AND (ii) THE AMOUNTS ACTUALLY PAID TO NEUSTAR BY CUSTOMER IN CONNECTION WITH THE SERVICE OVER THE PRECEDEING SIX (6) MONTHS OF THE CURRENT TERM OR RENEWAL TERM FROM THE TIME THE EVENT RESULTING IN LIABILITY OCCURS.
11.3. Non-liability of NAPM and Users.
     (a) Customer agrees and expressly acknowledges that the rights of termination under the Master Agreements between NeuStar and the NAPM are absolute exclusions from liability with respect to the NAPM and its Members and the exclusion from liability with respect to “Users” and “End-Users” for any amounts that would have otherwise been due and payable by Customer under the terms and conditions of this Agreement or as a result of the provision of the Service upon the termination of the provision the Service (the “Unpaid Charges”) without an explicit rule, regulation, order, opinion or decision of the FCC or any other regulatory body having jurisdiction or delegated authority with respect to the subject matter of the Master Agreements directing the responsibility and liability for payment of those Unpaid Charges by Users or End Users.
     (b) CUSTOMER FURTHER ACKNOWLEDGES AND AGREES THAT THE NAPM IS ENTITLED, IN ITS SOLE AND COMPLETE DISCRETION, TO EXERCISE OVERSIGHT OF NEUSTAR’S COMPLIANCE WITH THE MASTER AGREEMENTS, TO NEGOTIATE AMENDMENTS TO THE MASTER AGREEMENT AND TO TERMINATE THE MASTER AGREEMENTS IN ACCORDANCE WITH ITS TERMS. NOTWITHSTANDING THE FOREGOING, IN EACH INSTANCE, CUSTOMER AGREES THAT IT HAS NO CAUSE OF ACTION OF ANY TYPE OR CHARACTER AGAINST THE NAPM OR ITS MEMBERS AND THAT IT SHALL MAKE NO CLAIM, UNDER ANY THEORY OF LIABILITY INCLUDING WITHOUT LIMITATION, ANY CONTRACT CLAIM, CLAIM FOR ANY CAUSE WHATSOEVER INCLUDING WITHOUT LIMITATION, INTERFERENCE WITH CONTRACTUAL RELATIONSHIPS OR ANY RELATED CAUSE OF ACTION AGAINST NAPM OR ITS MEMBERS FOR NAPM’S ADMINISTRATION, NEGOTIATION OF ANY STATEMENT OF WORK, RENEGOTIATION OR TERMINATION OF THE MASTER AGREEMENTS.
11.4. Force Majeure. Neither Party shall be liable for any loss or damage resulting from any cause beyond its reasonable control (a “Force Majeure Event”) including an “act of God”, insurrection or civil disorder, war or military operations, national or local emergency, acts or omissions of government, highway authority or other competent authority, compliance with any statutory obligation or executive order, industrial disputes of any kind (whether or not involving either Party’s employees), fire, lightning, explosion, flood, subsidence, weather of exceptional severity, or any similar act or omission beyond the reasonable control of any Party. Upon the occurrence of a Force Majeure Event and to the extent such occurrence interferes with a Party’s performance under this Agreement, each Party shall be excused from performance of its obligations during the period of such interference, provided that such Party uses all reasonable commercial efforts to avoid or remove such causes of nonperformance.
12. GENERAL
12.1. Assignment. Customer may not assign or otherwise transfer all or any portion of its rights or obligations under this Agreement. Any party to this Agreement must be qualified in accordance with the procedures in effect (see Section 3.1), prior to execution of this Agreement and upon the change in the identity of the Customer for any reason, then surviving party or assignee must re-apply and this Agreement shall terminate.

CONFIDENTIAL

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 53 (NE) Revision 2		September 1, 2007
SOW:	☑No
☐Yes
12.2. Notices. Any notices, requests, demands, and determinations under this Agreement (other than routine operational communications), shall be in writing and shall be deemed duly given (a) when delivered by hand, (b) one (1) business day after being transmitted via an express, overnight courier with a reliable system for tracking delivery, delivery costs paid (c) when sent by confirmed facsimile with a copy delivered by another means specified in this Section, or (d) on the day an authorized employee of the receiving party accepts receipt in writing, when mailed by United States mail, registered or certified mail, return receipt requested, postage prepaid, to the address listed on the first page of this Agreement. A Party may from time to time change its address or designee for notice purposes by giving the other prior written notice of the new address or designee and the date upon which it will become effective.
12.3. Counterparts. This Agreement may be executed in counterparts, all of which taken together shall constitute one single agreement between the Parties.
12.4. Relationship of Parties. The Parties are independent contractors, bound to each other only as provided for herein. Neither Party has the authority to bind, act on behalf of or represent the other. Except as expressly set forth in this Agreement, nothing in this Agreement creates a relationship of partnership, employer and employee, principal and agent, master and servant, or franchisor and franchisee.
12.5. Severability and Modification. If any provision of this Agreement is held invalid or unenforceable, then the remaining provision of this Agreement shall become null and void and be of no further force or effect. If by rule, regulation, order, opinion or decision of the Federal Communications Commission or any other regulatory body having jurisdiction or delegated authority with respect to the subject matter of this Agreement, this Agreement is required to be rescinded or is declared ineffective or void in whole or in part, whether temporarily, permanently or ab initio, immediately upon such determination and without any requirement on any Party to appeal, protest or otherwise seek clarification of such determination, this Agreement shall be rescinded and of no further force or effect.
12.6. Consents and Approval. Except where expressly provided as being in the sole discretion of a Party, where agreement, approval, acceptance, consent, or similar action by either Party is required under this Agreement, such action shall not be unreasonably delayed, conditioned or withheld. An approval or consent given by a Party under this Agreement shall not relieve the other Party from responsibility for complying with the requirements of this Agreement, nor shall it be construed as a waiver of any rights under this Agreement, except as and to the extent otherwise expressly provided in such approval or consent.
12.7. Waiver of Default. No waiver or discharge hereof shall be valid unless in writing and signed by an authorized representative of the Party against which such amendment, waiver, or discharge is sought to be enforced. A delay or omission by either Party hereto to exercise any right or power under this Agreement shall not be construed to be a waiver thereof. A waiver by either of the Parties of any of the covenants to be performed by the other or any breach thereof shall not be construed to be a waiver of any succeeding breach thereof or of any other covenant.
12.8. Cumulative Remedies. Except as otherwise expressly provided, all remedies provided for in this Agreement shall be cumulative and in addition to and not in lieu of any other remedies available to either Party at law, in equity or otherwise.
12.9. Survival. Any provision of this Agreement which contemplates performance or observance subsequent to any termination or expiration (in whole or in part) shall survive any such termination or expiration (in whole or in part, as applicable) and continue in full force and effect. Without limiting the foregoing, Customer agrees and expressly acknowledges that upon any termination of this Agreement, the restrictions with respect to User Data in general, and LEAP Data Elements in particular, set forth in Article 4 and Article 5 shall survive such termination.
12.10. Third Party Beneficiaries. This Agreement shall not be deemed to create any rights in third parties, or to create any obligations of a Party to any such third parties, or to give any right to either Party to enforce this Agreement on behalf of a third party, except that the NAPM shall be considered a third party beneficiary. Accordingly, the NAPM shall have the right to enforce the provisions of this Agreement regarding termination under Articles 6.2, 6.4 and 6.5 of this Agreement, without liability, subject to the arbitration provisions of Article.

CONFIDENTIAL

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 53 (NE) Revision 2		September 1, 2007
SOW:	☑No
☐Yes
12.11. Governing Law & Venue. This Agreement and performance under them shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia, without regard to its choice of law principles or the U.N Convention on Contracts for the International Sale of Goods, except when otherwise preempted by applicable law of the jurisdiction under which Customer, as a law enforcement agency or PSAP, is authorized. The Parties hereby expressly opt-out from the applicability of any State’s version of the Uniform Computer Information Transactions Act. The Parties hereby submit to the exclusive jurisdiction of the State and Federal courts of the Commonwealth of Virginia.
12.12. Waiver of Jury Trial. To the extent applicable, the Parties each waive any right they may have to a trial by jury in any legal proceeding arising from or related to this Agreement.
12.13. Arbitration. Unless precluded by applicable law, rule or regulation, any dispute arising out of or related to this Agreement, which cannot be resolved by negotiation, shall be settled by binding arbitration in the Commonwealth of Virginia in accordance with the J.A.M.S/Endispute Arbitration Rules and Procedures (“Endispute Rules”), as amended by this Agreement. The costs of arbitration, including the fees and expenses of the arbitrator, shall be shared equally by the Parties unless the arbitration award provides otherwise. Each Party shall bear the cost of preparing and presenting its case. The Parties agree that this provision and the arbitrator’s authority to grant relief shall be subject to the United States Arbitration Act, 9 U.S.C. 1-16 et seq. (“USAA”), the provisions of this Agreement, substantive law, and the ABA-AAA Code of Ethics for Arbitrators in Commercial Disputes. The Parties agree that the arbitrator shall have no power or authority to make awards or issue orders of any kind that provides for punitive or exemplary damages. The arbitrator’s decision shall follow the plain meaning of this Agreement and the relevant documents, and shall be final and binding. The arbitrator shall render a written and reasoned opinion setting forth both findings of fact and conclusions of law. The award may be confirmed and enforced in any court of competent jurisdiction. All post proceedings shall be governed by the USAA. Any Party may appeal a decision of the arbitrator to the FCC or a State Commission, if the matter is within the jurisdiction of the FCC or a State Commission. Any Party aggrieved by a decision on appeal to the FCC or a State Commission may exercise the right to obtain judicial review thereof in accordance with applicable law.
12.14. Entire Agreement. This Agreement constitutes the entire agreement between the Parties with respect to the subject matter in this Agreement, and supersedes all prior agreements, whether written or oral, with respect to the subject matter contained therein. This Agreement may be modified only by a written instrument executed by both Parties.
[THIS SPACE INTENTIONALLY LEFT BLANK]

CONFIDENTIAL

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 53 (NE) Revision 2		September 1, 2007
SOW:	☑No
☐Yes

CUSTOMER:

NEUSTAR, INC.
By:		By:

	(Signature)		(Signature)
Printed Name:		Printed Name:

Title:		Title:

Date:		Date:

Address:		Address:	46000 Center Oak Plaza
Sterling, Commonwealth of Virginia
20166

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “[* * *]” and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

Amendment No. 53 (NE) Revision 2		September 1, 2007
SOW:	☑No
☐Yes
SCHEDULE 1
TO
LEAP SERVICE AGREEMENT
Pricing